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EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 11-K of DoubleClick Inc.'s 401(K) Plan (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bruce Dalziel, as Chief Financial Officer of the Company, hereby certifies, pursuant to section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                                       /s/ Bruce Dalziel
                                                       -----------------------
                                                       Bruce Dalziel
                                                       Chief Financial Officer

June 30, 2003

A signed original of the written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.